UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1610 East Saint Andrew Place, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 Par Value	CLCT	Nasdaq Global Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

1.01 Entry into a Material Definitive Agreement

On April 15, 2020, Collectors Universe, Inc. obtained an unsecured loan (the “PPP Loan”) in the approximate principal amount of $4.2 million from ZB N.A., dba California Bank &Trust (“CBT” or the “Bank”), under the federal government’s Small Business Paycheck Performance Program (the “PPP”) established pursuant to the CARES Act, which was enacted into law on March 27, 2020 to provide stimulus to the U.S. economy which has been adversely affected by the Coronavirus Pandemic.

The Company and the Bank entered into a Business Loan Agreement and a Promissory Note, each dated as of April 11, 2020, for the PPP Loan. A copy of the Business Loan Agreement and the Promissory Note are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report.

Set forth below is a summary of the material terms of the PPP Loan. The summary is not intended to be complete and is qualified in its entirety by reference to the Business Loan Agreement and Promissory Note and by reference to interim rules adopted by, and guidance published, on or before April 15, 2020 by the Small Business Administration (the “SBA”) with respect to the PPP Loan program.

The principal amount of the PPP Loan bears interest at a rate of 1.0% per annum; payments of principal and interest on the Loan will be deferred until November 11, 2020; and the Loan will mature on April 11, 2022.

However, pursuant to the PPP, the principal amount of the Loan and interest accrued thereon will be forgiven, at least in part and possibly in full, provided that, during the eight (8) week period ending on June 11, 2020 (the “Post-Disbursement Period”) (i) at least 75% of the Loan proceeds are used to fund payroll expenses and certain payroll-related costs (such as the costs for group health insurance and other employee benefits), and (ii) the remainder of which is used solely to pay rent, utility charges (including charges for telephone and internet services), or mortgage interest.

According to the SBA, in order to obtain forgiveness of the entire principal amount of the Loan and the interest accrued thereon, (i) the average number of full time equivalent employees (“FTEs”) for each month during the Post-Disbursement Period must exceed the average number of FTEs in each month during whichever period from February 15, 2019 to June 30, 2019 and the period from January 1, 2020 to February 29, 2020 had the fewer FTEs (the “Baseline Period”); and (ii) the average salary/wage rate paid by the Company during the Post-Distribution Period to each employee who was employed during that Period and also at any date during the calendar quarter ended March 31, 2020, must at least equal 75% of each such employee’s average weekly salary/wage rate paid on February 15, 2020. In determining the average FTEs for each of those two periods, any employee whose cash compensation exceeded $100,000 in either of those periods is to be excluded.

In other words, subject to certain limited exceptions discussed below, the amount of loan forgiveness to which the Company will become entitled under the PPP will be reduced if (i) the average number of FTEs during the Post-Disbursement Period is less than the average number of FTE’s for the Baseline Period, or (ii) the salary/wages paid by the Company during the Post-Distribution Period are less than 75% of the salary/wages paid by the Company on February 15, 2020.

According to the SBA, however, in the event of a shortfall in FTEs or in salary/wages during the Post-Distribution Period, there will be no reduction in Loan forgiveness, provided that, by no later than June 30, 2020, the Company (i) brings its FTE levels back to where they were at February 15, 2020, and (ii) restores the payroll levels of its employees (other than those whose annualized compensation was more than $100,000 during calendar 2019) to at least the level existing on February 15, 2020.

If the Company was to receive loan forgiveness in an amount that is less than 100% of the principal amount of the PPP Loan, the remaining balance of the Loan, together with interest thereon, will be required to be paid in monthly installments during the period from November 11, 2020 to April 11, 2022; except that the Company may, at its option, prepay that remaining balance of the Loan, together with the interest accrued thereon, without penalty.

According to guidance published by the SBA, the forgiveness of the PPP Loan, in whole or in part, will not constitute taxable income to the Company. A question remains, however, as to whether the expenses paid with the PPP loan proceeds will be fully deductible for federal income tax purposes.

2

There are a number of questions and uncertainties that bear on and could affect the calculation of the amount of PPP loan forgiveness to which the Company will be entitled. Depending on the answers to those questions and the resolution of those uncertainties by the SBA, the summary description of how loan forgiveness is to be calculated, as set forth above, may change.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

As described in Item 1.01 above in this Current Report, the Company’s receipt of the PPP Loan proceeds has created a direct financial obligation of the Company in the amount of that Loan, some or all of which may be forgiven as described in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Business Loan Agreement between the Company and California Bank & Trust in connection with the PPP Loan.

99.2	Promissory Note issued by the Company to California Bank & Trust in connection with the PPP Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: April 21, 2020	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Business Loan Agreement between the Company and California Bank & Trust in connection with the PPP Loan.

99.2	Promissory Note issued by the Company to California Bank & Trust in connection with the PPP Loan.

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